Exhibit 99.1

Encore Capital Group, Inc. Announces Proposed Convertible Senior Notes Offering
SAN DIEGO, September 3, 2019 (GLOBE NEWSWIRE) -- Encore Capital Group, Inc. (Nasdaq: ECPG) (“Encore”) today announced its intention to offer, subject to market and other conditions, $100,000,000 aggregate principal amount of convertible senior notes due 2025 (the “notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Encore also expects to grant the initial purchasers of the notes a 30-day option to purchase up to an additional $15,000,000 aggregate principal amount of notes solely to cover over-allotments, if any.

The notes will be senior, unsecured obligations of Encore, and will be fully and unconditionally guaranteed on a senior unsecured basis by Midland Credit Management, Inc., a wholly owned subsidiary of Encore, until such time as Midland Credit Management, Inc. is no longer a guarantor under any of Encore’s other convertible senior notes and has no convertible senior notes outstanding of its own (at which time, such guarantor’s guarantee of the notes will be automatically released). The notes will accrue interest payable semi-annually in arrears and will mature on October 1, 2025, unless earlier repurchased or redeemed by Encore or converted. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. Encore will settle any conversions by paying or delivering, as applicable, cash, shares of its common stock or a combination of cash and shares of its common stock, at Encore’s election. The notes will be redeemable, in whole or in part, for cash at Encore’s option at any time, and from time to time, on or after October 5, 2022 and on or before the 40th scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of Encore’s common stock exceeds 130% of the conversion price for a specified period of time. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The interest rate, initial conversion rate and other terms of the notes will be determined at the pricing of the offering.

Encore intends to use the net proceeds from this offering for general corporate purposes, which may include working capital, capital expenditures, acquisitions, or repayment or repurchase of outstanding debt, including Encore’s revolving credit facility and Encore’s outstanding existing convertible senior notes and exchangeable senior notes. In addition to any repurchases of Encore’s existing convertible senior notes and/or exchangeable senior notes, Encore may also exchange or induce conversions of its existing convertible senior notes or exchangeable senior notes. Any repurchase, exchange or induced conversion of Encore’s existing convertible senior notes and/or exchangeable senior notes (including any related market activity by holders of the relevant notes and/or the existing option counterparties described below) could affect the market price of Encore’s common stock or the value of the notes.

Encore expects that holders of its existing convertible senior notes and/or exchangeable senior notes, who sell or exchange those notes in negotiated repurchase (or exchange) transactions with Encore or convert their respective notes, may unwind various derivative transactions with respect to Encore’s common stock and/or purchase shares of Encore’s common stock in the market to unwind their existing hedge positions in connection with the relevant notes. Any repurchase, exchange or induced conversion of Encore’s existing convertible senior notes and/or exchangeable senior notes (as the case may be) could have the effect of raising or maintaining the market price of Encore’s common stock above levels that would otherwise have prevailed, or preventing or slowing a decline in the market price of Encore’s common stock.

To the extent that holders of Encore’s existing convertible senior notes and/or exchangeable senior notes purchase any new equity-linked securities of Encore at the time of any such repurchase, Encore expects certain of such holders to sell shares of Encore’s common stock in the market and/or enter into various derivatives transactions with respect to shares of Encore’s common stock. This activity could have the effect of decreasing (or reducing the size of any increase in) the market price of Encore’s common stock below the level that would otherwise have prevailed.

In connection with any repurchase, exchange or induced conversion of certain of Encore’s existing convertible senior notes and/or exchangeable senior notes, Encore may enter into agreements with the relevant existing option counterparties to terminate a portion of the capped call option transactions that Encore previously entered into when issuing the relevant convertible senior notes and/or exchangeable senior notes (the “existing option transactions”), or certain existing option transactions relating to those notes may terminate according to their terms, in each case in a notional amount corresponding to the amount of those notes that are repurchased, exchanged or converted. In connection with any termination of existing option transactions and the related unwinding of the existing hedge positions of the existing option counterparties with respect to such transactions, such existing option counterparties and/or their respective affiliates may sell shares of Encore’s common stock in secondary market transactions, and/or unwind various derivative transactions with respect to Encore’s common stock. This activity could decrease (or reduce the size of any increase in) the market price of our common stock at that time and it could decrease (or reduce the size of any increase in) the market value of the notes. In connection with these transactions, Encore may make or receive payments and/or deliveries of shares of Encore’s common stock in amounts that depend on the market price of Encore’s common stock during the unwind period.

Any of the market activities, described above, may occur during the course of the day on which Encore prices the offering of the notes, could represent a significant portion of the trading in Encore’s common stock on that day and could affect the market price of Encore’s common stock and, in turn, the initial conversion price of the notes.

The offer and sale of the notes and any shares of common stock issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act or any state securities laws, and the notes and any such shares cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and state securities laws. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any shares of common stock issuable upon conversion of the notes, nor will there be any sale of the notes or any such shares, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful. Any offer of the securities will be made only by means of a private offering memorandum.

About Encore

Encore is an international specialty finance company that provides debt recovery solutions and other related services across a broad range of financial assets. Through its subsidiaries around the globe, Encore purchases or services portfolios of receivables from major banks, credit unions and utility providers.

Headquartered in San Diego, Encore is a publicly traded Nasdaq Global Select company (ticker symbol: ECPG) and a component stock of the Russell 2000, the S&P Small Cap 600 and the Wilshire 4500.

Forward-Looking Statements

This press release includes forward-looking statements, including statements regarding the completion, timing and size of the proposed offering, the intended use of the proceeds and the terms of the notes being offered. Forward-looking statements represent Encore’s current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Among those risks and uncertainties are market conditions, including market interest rates, the trading price and volatility of Encore’s common stock and risks relating to Encore’s business, including those described in periodic reports that Encore files from time to time with the U.S. Securities and Exchange Commission. Encore may not consummate the proposed offering described in this press release and, if the proposed offering is consummated, cannot provide any assurances regarding the final terms of the notes or its ability to effectively apply the net proceeds as described above. The forward-looking statements included in this press release speak only as of the date of this press release, and Encore does not undertake to update the statements included in this press release for subsequent developments, except as may be required by law.

Contact Information

Bruce Thomas, Investor Relations
(858) 309-6442
bruce.thomas@encorecapital.com